Portions of this Exhibit, indicated by the mark “[***]” have been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to this omitted information.

Exhibit 10.24
SECOND AMENDMENT TO
PRIVATE LABEL BANKING PROGRAM AGREEMENT

This SECOND AMENDMENT TO THE PRIVATE LABEL BANKING PROGRAM AGREEMENT, effective as of September 30, 2017 (the “Second Amendment Effective Date”), is by and between T-MOBILE USA, INC., a corporation organized and existing under the laws of Delaware, with offices located at 12920 SE 38th Street, Bellevue, Washington 98006-1250 (“Company”), and CUSTOMERS BANK, a Pennsylvania state-chartered banking institution with a mailing address of 99 Bridge Street, Phoenixville, Pennsylvania 19460 (“Bank”), and amends the Agreement (as defined below) (this “Second Amendment”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Bank and Company entered into that certain Private Label Banking Program Agreement, effective as of February 24, 2017 (the “Agreement”), as amended by the First Amendment effective September 30, 2017 (“the First Amendment”);

WHEREAS, the Agreement sets forth each Party’s rights and responsibilities with respect to developing, marketing, and offering the Program; and

WHEREAS, Bank and Company desire to enter into this Second Amendment to amend certain terms and conditions of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises, covenants, and agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.1 AMENDMENTS TO THE AGREEMENT

Section 9.2 of the Agreement is hereby amended to add the following subsection to clarify the nature of the payments to the Bank:

“9.2     (d) The payments made under section 9.2(a), 9.2(b)(i), and 9.2(c) are intended to compensate the Bank for expenses they incur during the preliminary project phase, including but not limited to expenses related to planning activities, conceptual formulation of ideas, and evaluation and selection of alternatives related to the performance and functional requirements of the Program. They are also intended to compensate the Bank for expenses related to training, data migration or conversion activities, and other operating expenses.”

IN WITNESS WHEREOF, this Agreement is executed by the Parties’ authorized officers or representatives and shall be effective as of the date first above-written.

T-MOBILE USA, INC. (COMPANY)		CUSTOMERS BANK (CUBI)

By:	/s/ [***]	By:	/s/ [***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
Date:	10/24/2017 | 7:51 AM PDT	Date:

Reviewed and Approved as to Form
/s/ [***]
T-Mobile Legal